UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road
Centralism Area
Haping Road
Harbin Economic and Technological Development Zone
Harbin, P.R. China 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 86-451-51750888

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.                      Regulation FD Disclosure.

On September 7, 2010, the registrant issued a press release announcing that it will participate in the Rodman & Renshaw Annual Global Investment Conference to be held September 12-15, 2010 in New York City.  A copy of the registrant’s presentation to be used at the conference is furnished herewith as Exhibit 99.1 and a copy of the press release is furnished herewith as Exhibit 99.2.  Exhibit 99.1 and Exhibit 99.2 are both incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The registrant disclaims any admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Presentation materials at Rodman & Renshaw Annual Global Investment Conference

	99.2	Press release issued on September 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: September 6, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.                                           DESCRIPTION

99.1	Presentation materials at Rodman & Renshaw Annual Global Investment Conference

99.2	Press release issued on September 7, 2010